                                                                    EXHIBIT 99.1

                               NOBLE CORPORATION
                                and Subsidiaries
                              Fleet Status Update
                                October 8, 2003

---------------------------------------------------------------------------------------------------------------------
                                                                    YEAR
                                                                   BUILT /        WATER
       RIG                        RIG DESIGN                       REBUILT        DEPTH           LOCATION
---------------------------------------------------------------------------------------------------------------------
U.S. Gulf of Mexico (14)
------------------------
Jackups (3)
-----------
# Noble Eddie Paul           MLT Class 84-E.R.C. (T)              1976/1995       390'-IC     West Delta 103

# Noble Tom Jobe             MLT Class 82-SD-C (T) (Z)               1982         250'-IC     South Marsh Island 76

# Noble Carl Norberg         MLT Class 82-C (T)                   1976/1996       250'-IC     MS - Signal shipyard

SEMISUBMERSIBLES (8)
--------------------
# Noble Paul Romano          Noble EVA 4000TM (T)                 1981/1998        6,000'     Green Canyon 518

Noble Jim Thompson           Noble EVA 4000TM (T)                 1984/1999        6,000'     Mississippi Canyon 809

Noble Amos Runner            Noble EVA 4000TM (T)                 1982/1999        6,600'     Green Canyon 679

# Noble Max Smith            Noble EVA 4000TM (T)                 1980/1999        6,000'     Ewing Bank 658

# Noble Homer Ferrington     F&G 9500 Enhanced Pacesetter (T)     1985/2000        6,000'     East Breaks 668

Noble Clyde Boudreaux        F&G 9500 Enhanced Pacesetter         1987/1999       10,000'     MS - Signal shipyard

Noble Lorris Bouzigard       IPF Pentagone (T)                    1975/2003      4,000' **    Garden Banks 112

Noble Therald Martin         IPF Pentagone (T)                    1977/2003      4,000' **    MS - Signal shipyard

SUBMERSIBLES (3)
----------------
# Noble Joe Alford           Pace 85                              1982/1997        85'-C      South Timbalier 72

# Noble Lester Pettus        Pace 85                              1982/1997        85'-C      West Cameron 93

Noble Fri Rodli              Transworld                           1979/1998        70'-C      West Cameron 29

-----------------------------------------------------------------------------------------------------------------------------------
                                                  ANTICIPATED
                                                    CONTRACT        DAYRATE
       RIG                        OPERATOR         EXPIRATION       ($000)             COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------

U.S. Gulf of Mexico (14)
------------------------
Jackups (3)
-----------
# Noble Eddie Paul                  Apache           11/2003           *

# Noble Tom Jobe                  ADTI/Unocal        11/2003         27-29      Rate effective 9/05/2003.

# Noble Carl Norberg               Shipyard                                     Rate of $24-25 effective through 9/05/2003. Rig is
                                                                                in shipyard preparing for a 14-month contract in the
                                                                                Mediterranean Sea with ENI. Rig is scheduled to
                                                                                depart GOM +/- 12/01/2003. Contract to commence +/-
                                                                                1/15/2004. Rig will be chartered to Crosco @ $29-30.
                                                                                Mobilization fee to be paid.
SEMISUBMERSIBLES (8)
--------------------
# Noble Paul Romano                Anadarko          10/2003         84-86      Rate effective 6/28/2003 for +/- 120 days, plus one
                                                                                well option.

Noble Jim Thompson                   Shell           7/2004         154-156

Noble Amos Runner                 Kerr-McGee         8/2004         146-148

# Noble Max Smith                  Anadarko          1/2005          84-86      Current well commenced 8/02/2003. Rate of $154-156
                                                                                effective through 9/11/2003, then +/- 45 days @
                                                                                $84-86.

# Noble Homer Ferrington            Pioneer          3/2005          84-86      Rig received stack rate of $44-46 from 6/24/2003
                                                                                through 7/23/2003. Rate of $104-106 from 7/24/2003
                                                                                through 9/19/2003, then $84-86 for +/- 35 days.
                                                                                Current well will complete Mariner's obligation
                                                                                under its contract for the Noble Homer Ferrington.
                                                                                Upon completion of the Pioneer/Mariner program, the
                                                                                rig will commence a +/- 120-day contract for Nexen @
                                                                                $87-88.

Noble Clyde Boudreaux              Shipyard                                     Previously disclosed lay-up plan for suspension of
                                                                                project currently being implemented. The hull is
                                                                                ready to install drilling equipment upon improvement
                                                                                in market conditions and commitment from an
                                                                                operator. BP will not utilize the unit on the
                                                                                Atlantis development project.

Noble Lorris Bouzigard              Stacked

Noble Therald Martin               Shipyard                                     Rig scheduled to be available for service in October
                                                                                2003 with aluminum alloy riser. Engineering design
                                                                                and testing on the bolts used to connect aluminum
                                                                                alloy drilling riser joints ongoing. Anticipate
                                                                                delivery of bolts in late 10/2003.

SUBMERSIBLES (3)
----------------
# Noble Joe Alford                Forest Oil         10/2003         20-21

# Noble Lester Pettus              Hunt Oil          11/2003         20-21

Noble Fri Rodli                     Stacked                                     The rig is being actively marketed.

                               NOBLE CORPORATION
                                and Subsidiaries
                              Fleet Status Update
                                October 8, 2003

-------------------------------------------------------------------------------------------------------------
                                                                    YEAR
                                                                   BUILT /        WATER
       RIG                        RIG DESIGN                       REBUILT        DEPTH           LOCATION
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL (43)
------------------
MEXICO JACKUPS (8)
------------------
Noble Lewis Dugger           Levingston Class 111-C (T)           1977/1997       300'-IC     Bay of Campeche

Noble Gene Rosser            Levingston Class 111-C (T)           1977/1996       300'-IC     Bay of Campeche

Noble Sam Noble              Levingston Class 111-C (T)              1982         300'-IC     Bay of Campeche

Noble John Sandifer          Levingston Class 111-C (T)           1975/1995       300'-IC     Bay of Campeche

Noble Johnnie Hoffman        BakMar BMC 300 IC (T) (Z)            1976/1993       300'-IC     Bay of Campeche

Noble Leonard Jones          MLT Class 53-E.R.C. (T)              1972/1998       390'-IC     Bay of Campeche

Noble Earl Frederickson      MLT Class 82-SD-C (T) (Z)            1979/1999       250'-IC     Bay of Campeche

Noble Bill Jennings          MLT Class 84-E.R.C. (T)              1975/1997       390'-IC     Bay of Campeche

BRAZIL JACKUP (1)
-----------------
Noble Dick Favor             BakMar BMC 150 IC (T)                1982/1993       150'-IC     Brazil

BRAZIL SEMISUBMERSIBLE (1)
--------------------------
Noble Paul Wolff             Noble EVA 4000TM (T)                 1981/1998      8,900'-DP    Brazil

BRAZIL DRILLSHIPS (3)
---------------------
Noble Leo Segerius           Gusto Engineering Pelican (T)        1981/1996      5,000'-DP    Brazil

Noble Muravlenko             Gusto Engineering Ice Class (T)      1982/1997      4,000'-DP    Brazil

Noble Roger Eason            Neddrill (T)                         1977/1997      6,000'-DP    Brazil

NORTH SEA JACKUPS (8)
---------------------
# Noble Al White             CFEM T-2005 C (T)                    1982/1997       360'-IC     Netherlands

Noble Byron Welliver         CFEM T-2005 C (T)                       1982         300'-IC     Denmark

# Noble Kolskaya             Gusto Engineering (T)                1985/1997       330'-IC     Netherlands

Noble George Sauvageau       NAM (T)                                 1981         250'-IC     Netherlands

# Noble Ronald Hoope         MSC/CJ46 (T)                            1982         250'-IC     United Kingdom

# Noble Piet van Ede         MSC/CJ46 (T)                            1982         250'-IC     Netherlands

-------------------------------------------------------------------------------------------------------------------------------
                                                 ANTICIPATED
                                                   CONTRACT        DAYRATE
       RIG                       OPERATOR         EXPIRATION       ($000)             COMMENTS
-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL (43)
------------------
MEXICO JACKUPS (8)
------------------
Noble Lewis Dugger                  Pemex           7/2004          56-58

Noble Gene Rosser                   Pemex           4/2005          48-50

Noble Sam Noble                     Pemex           10/2005         49-51

Noble John Sandifer                 Pemex           7/2005          49-51

Noble Johnnie Hoffman               Pemex           7/2005          49-51

Noble Leonard Jones                 Pemex           5/2005          48-50

Noble Earl Frederickson             Pemex           8/2006          39-40

Noble Bill Jennings                 Pemex           8/2005          50-52       Contract commenced 8/01/2003. Rig was idle from
                                                                                7/09/2003 through 7/31/2003.
BRAZIL JACKUP (1)
-----------------
Noble Dick Favor                   Stacked

BRAZIL SEMISUBMERSIBLE (1)
--------------------------
Noble Paul Wolff                  Petrobras         5/2005         138-140

BRAZIL DRILLSHIPS (3)
---------------------
Noble Leo Segerius                Petrobras         5/2005         109-111

Noble Muravlenko                  Petrobras         3/2004          58-60

# Noble Roger Eason               Petrobras         12/2003         74-76       Anticipated to be down +/- 7 days in 4Q 2003 for
                                                                                repair.

NORTH SEA JACKUPS (8)
---------------------
# Noble Al White                 Wintershall        12/2003         59-61

Noble Byron Welliver               Maersk           8/2004          54-56       Current rate commenced 8/30/2003.

# Noble Kolskaya                 Wintershall        2/2004          59-60       Rate effective 10/01/2003. Final option well
                                                                                exercised at $61-62, expected to commence +/- 1/2004
                                                                                for +/- 70 days.

# Noble George Sauvageau             NAM            4/2004          57-59       Rig on contract in accommodation mode from 7/03/2003
                                                                                through 8/08/2003 @ $60-61, then rate increased to
                                                                                $66-67 through 10/04/2003. Thereafter, rate based on
                                                                                market index through 4/2004 at $57-59.

# Noble Ronald Hoope               Venture          11/2003         54-56       Current rate commenced 8/21/2003.

# Noble Piet van Ede            Gaz de Franz        12/2003         52-54       New rate effective 10/01/2003 for +/- 70 days.

                               NOBLE CORPORATION
                                and Subsidiaries
                              Fleet Status Update
                                October 8, 2003

------------------------------------------------------------------------------------------------------------
                                                                    YEAR
                                                                   BUILT /        WATER
       RIG                        RIG DESIGN                       REBUILT        DEPTH           LOCATION
------------------------------------------------------------------------------------------------------------
# Noble Lynda Bossler        MSC/CJ46 (T) (Z)                        1982         250'-IC     Netherlands

# Noble Julie Robertson      Baker Marine Europe Class (T)        1981/2000      390'-IC***   United Kingdom

NORTH SEA
SEMISUBMERSIBLE (1)
-------------------
# Noble Ton van Langeveld    Offshore SCP III Mark 2 (T)          1979/2000        1,500'     United Kingdom

-----------------------------------------------------------------------------------------------------------------------------------
                                                 ANTICIPATED
                                                   CONTRACT        DAYRATE
       RIG                       OPERATOR         EXPIRATION       ($000)             COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
# Noble Lynda Bossler                BP             12/2003         67-69       BP exercised final option well.

# Noble Julie Robertson        ATP Oil and Gas      12/2003         51-53       Contract commenced 9/03/2002. Next to RWE-Dea on +/-
                                                                                11/01/2003 for +/- 60 days @ $47-49.

NORTH SEA
SEMISUBMERSIBLE (1)
-------------------
# Noble Ton van Langeveld        Kerr-McGee         11/2003         47-49       Current rate effective 7/22/2003.

                               NOBLE CORPORATION
                                and Subsidiaries
                              Fleet Status Update
                                October 8, 2003

---------------------------------------------------------------------------------------------------------------
                                                                    YEAR
                                                                   BUILT /        WATER
       RIG                        RIG DESIGN                       REBUILT        DEPTH           LOCATION
---------------------------------------------------------------------------------------------------------------
WEST AFRICA JACKUPS (6)
-----------------------
# Noble Tommy Craighead      F&G L-780 MOD II-IC (T)              1982/1990       300'-IC     Nigeria

Noble Percy Johns            F&G L-780 MOD II-IC (T)              1981/1995       300'-IC     Nigeria

Noble Roy Butler             F&G L-780 MOD II-IC (T)              1982/1996     300'-IC****   Nigeria

Noble Ed Noble               MLT Class 82-SD-C (T)                1984/1990       250'-IC     Nigeria

Noble Lloyd Noble            MLT Class 82-SD-C (T)                1983/1990       250'-IC     Nigeria

# Noble Don Walker           BakMar BMC 150 IC (T)                1982/1992       150'-IC     Nigeria

ARABIAN GULF JACKUPS (11)
-------------------------
Noble Kenneth Delaney        F&G L-780 MOD II-IC (T)              1983/1998       300'-IC     UAE (Abu Dhabi)

Noble George McLeod          F&G L-780 MOD II-IC (T)              1981/1995       300'-IC     UAE (Abu Dhabi)

Noble Jimmy Puckett          F&G L-780 MOD II-IC (T)              1982/2002       300'-IC     Qatar

Noble Crosco Panon           Levingston Class 111-C (T)           1976/2001       300'-IC     Qatar

Noble Gus Androes            Levingston Class 111-C (T)           1982/1996       300'-IC     Qatar

Noble Chuck Syring           MLT Class 82-C (T)                   1976/1996       250'-IC     Qatar

Noble Charles Copeland       MLT Class 82-SD-C (T)                1979/2001       250'-IC     Qatar

Noble Roy Rhodes             MLT 116-C (T)                           1979       300'-IC****   UAE (Dubai)

# Noble Charlie Yester
  (ex Trident 18)            MLT 116-C (T)                           1979         300'-IC     UAE (Sharjah)

Noble Dhabi II               Baker Marine-150 (T)                    1982         150'-IC     UAE (Abu Dhabi)

# Noble Gene House           Modec 300-C (T)                         1981         300'-IC     UAE (Sharjah)

INDIA JACKUP (1)
----------------
Noble Ed Holt                Levingston Class 111-C (T)           1981/1994       300'-IC     India

FAR EAST
SEMISUBMERSIBLES (3)
--------------------
Noble Dave Beard             F&G 9500 Enhanced Pacesetter            1986         10,000'     Dalian, China

Bingo 9000 - Rig 3           Trosvik Bingo 9000                      1999      10,000' *****  Dalian, China

Bingo 9000 - Rig 4           Trosvik Bingo 9000                      1999      10,000' *****  Dalian, China

-----------------------------------------------------------------------------------------------------------------------------------
                                                 ANTICIPATED
                                                   CONTRACT        DAYRATE
       RIG                       OPERATOR         EXPIRATION       ($000)             COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
WEST AFRICA JACKUPS (6)
-----------------------
# Noble Tommy Craighead            Stacked                                      Rig released on 8/10/2003. LOI with Addax for
                                                                                two-year contract to commence +/- 12/15/2003 @
                                                                                $47-49.
Noble Percy Johns                  Stacked

Noble Roy Butler                ChevronTexaco       4/2004          51-52

Noble Ed Noble                     Stacked

Noble Lloyd Noble               ChevronTexaco       11/2003         44-46

# Noble Don Walker                 Stacked                                      Rig released 9/07/2003.

ARABIAN GULF JACKUPS (11)
-------------------------
Noble Kenneth Delaney                NDC            5/2004          53-54

Noble George McLeod                  NDC            6/2004          53-54

Noble Jimmy Puckett                Ras Gas          11/2004         51-53       Contract commenced 8/01/2003.

Noble Crosco Panon                  Total           10/2004         44-46

Noble Gus Androes                  Maersk           12/2003         47-49       LOI with Total for an eight-month contract to
                                                                                commence 1/2004 @ $53-55.

Noble Chuck Syring                   QP             8/2005          51-52       Rig idle from 7/21/2003 through 8/17/2003. Contract
                                                                                commenced 8/18/2003.

Noble Charles Copeland             Stacked

Noble Roy Rhodes                     DPC            1/2004          44-45       Current rate effective 7/12/2003 for 90 days.
                                                                                Variable rate tied to North Sea Standard Jackup
                                                                                rates. Next rate is $42-43 effective 10/14/2003
                                                                                through duration of contract.
# Noble Charlie Yester
  (ex Trident 18)                  Stacked                                      Purchased on 9/04/2003. Rig undergoing refurbishment
                                                                                and preparing for a three-year contract with ONGC to
                                                                                commence +/- 12/15/2003 @ $50-51.

Noble Dhabi II                      ADOC            7/2004          31-32

# Noble Gene House                 Stacked                                      Rig undergoing refurbishment. Bid on several
                                                                                projects in the region with commencement dates
                                                                                from 12/2003 through 2/2004.

INDIA JACKUP (1)
----------------
Noble Ed Holt                       ONGC            4/2006          48-49

FAR EAST
SEMISUBMERSIBLES (3)
--------------------
Noble Dave Beard                  Shipyard

Bingo 9000 - Rig 3                Shipyard                                      Baredeck hull.

Bingo 9000 - Rig 4                Shipyard                                      Baredeck hull.
-----------------------------------------------------------------------------------------------------------------------------------

                               NOBLE CORPORATION
                                and Subsidiaries
                              Fleet Status Update
                                October 8, 2003


    (#) Denotes change from previous report.

    (T) Denotes Top Drive.

    (Z) Denotes Zero Discharge.

    (*) Terms of contract confidential per agreement with operator.

   (**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser. Timing of aluminum riser deployment is currently scheduled for October 2003 for the Noble Therald Martin.

   (**) The timing on the riser deployment is scheduled for late 4Q 2003 for the Noble Lorris Bouzigard.

  (***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

 (****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.

(*****) Baredeck hull constructed as capable to operate in 10,000' of water.